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                                                                   EXHIBIT 10.14

                              TAMPAX Incorporated

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                           1981 Annual Incentive Plan

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                              TAMPAX Incorporated

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                          1981 Annual Incentive Plan

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Section                             Title                                   Page
-------       --------------------------------------------------            ----

1.            Purposes......................................................  3
              --------

2.            Definitions...................................................  3
              -----------

3.            Effective Date................................................  4
              --------------

4.            Administration................................................  5
              --------------

5.            Designation of Participants, Performance Criteria and Goals...  8
              -----------------------------------------------------------

6.            Annual Plan Accrual...........................................  9
              -------------------

7.            Determination of Awards....................................... 10
              -----------------------

8.            Payment of Awards............................................. 10
              -----------------

9.            Deferral of Awards............................................ 11
              ------------------

10.           Rights of Participants........................................ 11
              ----------------------

11.           Non-Transferability of Rights under the Plan.................. 12
              --------------------------------------------

12.           Agreements with Participants.................................. 12
              ----------------------------

13.           Withholding Taxes............................................. 12
              -----------------

14.           No Employment Rights.......................................... 13
              --------------------

15.           Termination, Amendment and Modification....................... 13
              ---------------------------------------

16.           Notices....................................................... 13
              -------

17.           Severability of Provisions.................................... 14
              --------------------------

18.           Headings and Captions......................................... 14
              ---------------------

19.           Controlling Law............................................... 14
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                              TAMPAX Incorporated

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                           1981 Annual Incentive Plan

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1.  Purposes

     The purposes of the TAMPAX Incorporated 1981 Annual Incentive Plan (the "Plan") are to enable TAMPAX Incorporated ("TAMPAX") and its subsidiaries to attract, retain, motivate, and reward the best qualified executives by providing key employees with the opportunity to earn competitive compensation directly linked to results and to create a strong foundation on which to build an aggressive and forward thinking management of top quality.

2.   Definitions

     Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each comprehends the others.

     (a) "Annual Plan Accrual" shall mean the amount accrued by TAMPAX for payment of awards pursuant to Section 6 of the Plan.
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     (b)  "Board" shall mean the Board of Directors of TAMPAX.

     (c)  "Committee" shall mean the Compensation Committee of the Board.

     (d) "Company" shall mean TAMPAX and its subsidiaries, any of whose employees are Participants (as hereinafter defined) in this Plan.

     (e) "Participant" shall mean a key employee of the Company (who may be, but need not be, an officer and/or director) who has been selected by the Committee as eligible to participate in this Plan.

     (f) "Performance Period" shall mean, unless otherwise determined by the Committee, one (1) fiscal year of TAMPAX.

     (g) "Termination of Employment" shall mean the discontinuance of employment of a Participant with the Company for any reason whatsoever.

3.   Effective Date

     The effective date of the Plan shall be June 30, 1981.

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4.        Administration
          --------------

     (a) The Plan shall be administered by the Committee. All powers and functions of the Committee may at any time and from time to time be exercised by the Board; provided, however, that with respect to matters relating to employees who are members of the Board, such powers and functions of the Committee may be exercised by the Board only if, at the time of such exercise, a majority of the members of the entire Board, and a majority of directors acting in the matter, are not employees and have not been employees during the preceding year.

     (b) The Committee shall have full authority to interpret the Plan; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan; to select employees to participate in the Plan; to determine the terms and provisions of any agreements pertaining to the Plan (which need not be identical) between TAMPAX and Participants; to determine the amount and manner of payment of awards and to make all other determinations and to take such steps in connection with the Plan as the Committee, in its discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters

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          coming before it.  Its determination shall be binding on all parties.

     (c) The Committee may designate the Secretary of the Company, other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on behalf of the Committee.

     (d) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent.

          No member or former member of the Committee or of the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Board of Directors of the Company shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith.

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          Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company. Expenses incurred by the Board or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

     (e) All costs and expenses involved in administering the Plan as provided herein, or incident thereto, shall be borne by TAMPAX.

     (f) The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board.

     (g) All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee were in attendance in person or through telephonic communication.

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          Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

     (h) The Committee may, in its sole discretion, make appropriate adjustments with respect to the terms of the Plan and its applicability to Participants in the event of a discontinuance by the Company of a Participant's employment with the Company resulting from any event such as the merger, sale or consolidation of the Company.

5.   Designation of Participants, Performance Criteria and Goals
     -----------------------------------------------------------

     For each Performance Period, the Committee shall designate those Participants who may be entitled to receive incentive awards subject to the terms and conditions of the Plan. Unless otherwise determined by the Committee, in its sole discretion prior to the commencement of each Performance Period, the Committee shall determine the performance criteria and goals for such Performance Period, determine the relative weight to be given to the performance criteria, and in accordance with established criteria and goals, assign minimum, target and maximum award opportunities to each Participant based upon such Participant's salary, position and ability to impact TAMPAX's annual performance.

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     At any time designated by the Committee during the Performance Period, appropriate adjustments in the goals may be made by the Committee to avoid undue windfalls or hardships due to external conditions outside the control of management and non-recurring or abnormal items.

6.   Annual Plan Accrual
     -------------------

     Prior to the commencement of each Performance Period, the Committee shall determine the amount to be accrued (excluding all costs and expenses involved in administering the Plan which shall be borne separately by the Company as provided in Section 4(e) hereof) in each fiscal year of TAMPAX for the payment of awards pursuant to the Plan. The aggregate awards for any Performance Period may be less than or may exceed the amount accrued for such Performance Period, in the discretion of the Committee.

7.   Determination of Awards
     -----------------------

     After completion of each Performance Period, overall annual results attained by the Company, its divisions and Participants shall be evaluated relative to goals. Based upon such evaluation, the Committee may authorize the payment to each Participant of an incentive award hereunder. All awards shall be payable in immediately available funds unless otherwise determined by the Committee.

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     If a Participant is selected for Plan participation after the beginning of a Performance Period, the assigned award will be prorated in accordance with the salary earned for such portion of the Performance Period in which he is a Participant. In the event of the Termination of Employment of a Participant, the Committee, in its sole discretion, may determine not to pay any awards or to reduce the awards payable to him with regard to any prior or current Performance Period.

8.   Payment of Awards
     -----------------

     Unless otherwise determined by the Committee, payment shall be made as soon as practicable following the close of each Performance Period, except as otherwise provided in Section 9 of this Plan.

9.   Deferral of Awards
     ------------------

     Participants, who are selected by the Committee as being eligible to participate in TAMPAX's 1981 Deferred Compensation Plan, may elect to defer all or a portion of their awards in accordance with the terms of such 1981 Deferred Compensation Plan.

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10.  Rights of Participants
     ----------------------

     Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or his legal representative or designated beneficiary, or any other persons. Any Annual Plan Accrual that may be established by the Company in connection with the Plan shall continue to be a part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant, his legal representative or designated beneficiary. If and to the extent that any Participant or his legal representative or designated beneficiary, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

11.  Non-Transferability of Rights under the Plan
     --------------------------------------------

     No amounts payable or other rights under the Plan shall be sold, transferred, assigned, pledged or otherwise disposed of or encumbered by a Participant, except as provided herein.

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12.  Agreements with Participants
     ----------------------------

     Each Participant shall be required to enter into an agreement with TAMPAX which shall contain such provisions, consistent with the provisions of the Plan, as may be established from time to time by the Committee, including any provisions which may be advisable to comply with applicable laws, regulations, rulings, or guidelines of any government authority.

13.  Withholding Taxes
     -----------------

     The Company shall have the right to deduct withholding taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments pursuant to the Plan. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant upon such terms and conditions as the Committee may prescribe.

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14.  No Employment Rights
     --------------------

     Nothing in this Plan or any booklet or other document describing or referring to this Plan shall be deemed to confer on any Participant the right to continue in the employ of the Company or his respective employer or affect the right of such employer to terminate the employment of any such person with or without cause.

15.  Termination, Amendment and Modification
     ---------------------------------------

     The Committee may from time to time amend, modify or discontinue the Plan or any provision hereof. No amendment to or discontinuance or termination of the Plan shall, without the written consent of the Participant, adversely affect any rights of such Participant with respect to amounts previously awarded. The Plan shall continue until terminated by the Committee.

16.  Notices
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     Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of agreements and payments. Any notice required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address

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     and mailed by regular United States mail, first-class and prepaid.  If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

17.  Severability of Provisions
     --------------------------

     If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

18.  Headings and Captions
     ---------------------

     The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

19.  Controlling Law
     ---------------

     This Plan shall be construed and enforced according to the laws of the State of New York to the extent not preempted by Federal law, which shall otherwise control.

1981AIP

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